     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 1998


                                                      REGISTRATION NO. 333-57447
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                AMENDMENT NO. 2


                                       TO

                                    FORM S-1

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                               ------------------

                         THE ELDER-BEERMAN STORES CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               OHIO                               5311                            31-0271980
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER IDENTIFICATION
          INCORPORATION               CLASSIFICATION CODE NUMBER)                    NO.)
         OR ORGANIZATION)

                                3155 EL-BEE ROAD
                               DAYTON, OHIO 45439
                                 (937) 296-2700
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                SCOTT J. DAVIDO
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                         THE ELDER-BEERMAN STORES CORP.
                                3155 EL-BEE ROAD
                               DAYTON, OHIO 45439
                                 (937) 296-2700
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

               CHRISTOPHER M. KELLY                                   JOHN J. JENKINS
            Jones, Day, Reavis & Pogue                         Calfee, Halter & Griswold LLP
                901 Lakeside Avenue                                 800 Superior Avenue
               Cleveland, Ohio 44114                               Cleveland, Ohio 44114
                  (216) 586-3939                                      (216) 622-8200

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.
                               ------------------

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                               ------------------

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                     PROPOSED MAXIMUM       PROPOSED MAXIMUM        AMOUNT OF
           TITLE OF EACH CLASS OF                 AMOUNT TO BE        OFFERING PRICE           AGGREGATE           REGISTRATION
         SECURITIES TO BE REGISTERED              REGISTERED(1)        PER SHARE(2)        OFFERING PRICE(2)          FEE(3)
---------------------------------------------------------------------------------------------------------------------------------
Common Shares, no par value (including
  Preferred Share Purchase Rights to purchase
  shares of Class A Preferred Shares, no par
  value).....................................   3,220,000 shares          $26.125             $84,122,500           $24,816.14
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Includes 420,000 shares that the Underwriters may purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) of the Securities Act of 1933 using the average of the high and low prices of the Common Shares on the Nasdaq National Market on July 8, 1998.

(3) Of this amount, the Registrant paid $24,164.87 concurrently with the initial filing of this Registration Statement on June 22, 1998.
                               ------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses (except for the Securities and Exchange Commission registration fee, the National Association of Securities Dealers, Inc. filing fee and the Nasdaq National Market listing fee) payable by the Company in connection with the distribution of the Common Shares:


Securities and Exchange Commission Registration Fee.........  $   24,816
National Association of Securities Dealers, Inc. Filing
  Fee.......................................................       8,913
Nasdaq National Market Listing Fee..........................      17,500
Printing and Engraving Costs................................     275,000
Accounting Fees and Expenses................................     125,000
Legal Fees and Expenses.....................................     500,000
Blue Sky Qualification Fees and Expenses....................       5,000
Transfer Agent Fees.........................................       5,000
Miscellaneous Expenses......................................      38,771
                                                              ----------
          Total.............................................  $1,000,000
                                                              ==========


ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Code of Regulations provides for the indemnification of the directors and officers of the Company, and persons serving at the request of the Board of Directors as a director, trustee, officer, employee, or agent of another entity, for claims against them arising from and after the Effective Date to the fullest extent permitted by Ohio law. Under Ohio law, a director is not liable for monetary damages unless it is proven by clear and convincing evidence that his action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. There is, however, no comparable provision limiting the liability of officers or other agents of a corporation.

     Under Ohio law, Ohio corporations are authorized to indemnify directors, officers, and agents within prescribed limits and must indemnify them under certain circumstances. Determinations regarding discretionary indemnification are to be made by a majority vote of a quorum of disinterested directors or, if a quorum is not available, by independent counsel, the shareholders, the court of common pleas, or the court in which the proceeding was brought. Ohio law does not provide statutory authorization for a corporation to indemnify directors and officers for settlements, fines, or judgments in the context of derivative suits. It provides, however, that directors (but not officers) are entitled to mandatory advancement of expenses, including attorneys' fees, incurred in defending any action, including derivative actions, brought against the director, provided the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that his act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation's best interests.

     Ohio law does not authorize payment of expenses or judgments to an officer or other agent after a finding of negligence or misconduct in a derivative suit absent a court order. Indemnification is required, however, to the extent such person succeeds on the merits. In all other cases, if a director or officer acted in good faith and in a manner he reasonably believed to be in (or not opposed to) the best interests of the company, indemnification is discretionary except as otherwise provided by a company's articles of incorporation, code of regulations, or by contract except with respect to the advancement of expenses of directors.

     In addition to the statutory right to indemnify, Ohio law provides express authority for Ohio corporations to procure not only insurance policies, but also to furnish protection similar to insurance, including trust funds, letters of credit, and self-insurance, or to provide similar protection such as indemnity against loss of insurance.

     The obligations of the Company to indemnify any person serving as one of its directors, officers, or employees as of or following the Petition Date, by reason of such person's prior or future service in such a capacity, or as a director, officer, or employee of another corporation, partnership, or other legal entity, to the extent provided in the applicable articles of incorporation, code of regulations, or similar constituent documents or by statutory law or written agreement of or with the Company, were deemed and treated as executory contracts and were assumed by the Company or applicable subsidiary of the Company pursuant to the Plan and section 365 of the Bankruptcy Code as of the Effective Date. Accordingly, such indemnification obligations survived and were unaffected by entry of the confirmation order, irrespective of whether such indemnification is owed for an act or event occurring before or after the Petition Date. The obligations of the Company or applicable subsidiary of the Company to indemnify any person who, as of the Petition Date, was no longer serving as a director or officer of such entity, which indemnity obligation arose by reason of such person's prior service in any such capacity, or as a director, officer, or employee of another corporation, partnership, or other legal entity, whether provided in the applicable articles of incorporation, code of regulations, or similar constituent documents or by statutory law (including Texas law with respect to Margo's and Ohio law with respect to the other Old Elder-Beerman Companies), written agreement, policies, or procedures of or with such entity, terminated and were discharged pursuant to section 502(e) of the Bankruptcy Code or otherwise, as of the Effective Date; provided, however, that, to the extent that such indemnification obligations no longer gave rise to contingent Claims that can be disallowed pursuant to section 502(e) of the Bankruptcy Code, such indemnification obligations were deemed and treated as executory contracts that were rejected by the applicable entity pursuant to the Plan and section 365 of the Bankruptcy Code, as of the Effective Date, and any Claims arising from such indemnification obligations (including any rejection damage claims) were subject to the bar date provisions of the Plan.

     The Company entered into indemnification agreements, effective as of the Effective Date, with each of its directors and executive officers and each of the directors and executive officers of the Company's subsidiaries. The indemnification agreements provide for, among other things, (a) the indemnification of the indemnitee by the Company for conduct in the capacities described above, (b) the advancement of attorneys' fees and other expenses, and
(c) the establishment, upon approval by the Board of Directors at its option, of trusts or other funding mechanisms to fund the Company's indemnification obligations thereunder.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES.

     Except as set forth below, the Company does not have any recent sales of unregistered securities.

     The issued and outstanding Common Shares and the Series A Warrants and Series B Warrants (as defined in the Plan) were issued pursuant to the Plan in satisfaction of certain allowed claims against, or interests in, the Company. Based upon the exemptions provided by section 1145 of the Bankruptcy Code, the Company believes that none of such securities were required to be registered under the Securities Act in connection with their issuance and distribution pursuant to the Plan.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


A.    Exhibit Index
      EXHIBIT
      NUMBER         DESCRIPTION OF EXHIBIT
      -----------    ------------------------------------------------------------
      1              Form of Underwriting Agreement
      2(a)           Third Amended Joint Plan of Reorganization of The
                     Elder-Beerman Stores Corp. and its Subsidiaries dated
                     November 17, 1997 (previously filed as Exhibit 2 to the
                     Company's Form 10 filed on November 26, 1997 (the "Form
                     10"), and incorporated herein by reference)
      2(b)           Agreement and Plan of Merger By and Among The Elder-Beerman
                     Stores Corp., The Elder-Beerman Acquisition Corp. and Stone
                     & Thomas dated June 18, 1998
      2(c)           First Amendment to Agreement and Plan of Merger By and
                     Among The Elder-Beerman Stores Corp., The Elder-Beerman
                     Acquisition Corp., and Stone & Thomas dated July 27, 1998.

      3(a)           Amended Articles of Incorporation (previously filed as
                     Exhibit 3(a) to the Company's Annual Report on Form 10-K for
                     the fiscal year ended January 31, 1998 (the "Form 10-K") and incorporated herein by reference)
      3(b)           Amended Code of Regulations (previously filed as Exhibit
                     3(b) to the Form 10 and incorporated herein by reference)
      4(a)           Stock Certificate for Common Share (previously filed as
                     Exhibit 4(a) to the Company's Form 10/A-1 filed on January
                     23, 1998 (the "Form 10/A-1") and incorporated herein by
                     reference)
      4(c)           Rights Agreement By and Between The Elder-Beerman Stores
                     Corp. and Norwest Bank Minnesota, N.A., dated as of December
                     30, 1997 (previously filed as Exhibit 4(c) to the Form 10-K and incorporated herein by reference)
      4(d)           Warrant Agreement by and Between Beerman-Peal Holdings, Inc.
                     and the Elder-Beerman Stores Corp. for 249,809 Common Shares
                     at a strike price of $12.80 per share dated December 30,
                     1997 (previously filed as Exhibit 4(d) to the Form 10-K and incorporated herein by reference)
      4(e)           Warrant Agreement by and Between Beerman-Peal Holdings, Inc.
                     and the Elder-Beerman Stores Corp. for 374,713 Common Shares
                     at a strike price of $14.80 per share dated December 30,
                     1997 (previously filed as Exhibit 4(e) to the Form 10-K and incorporated herein by reference)
      5              Opinion of Jones, Day, Reavis and Pogue
      10(a)(i)       Pooling and Servicing Agreement Among The El-Bee Receivables
                     Corporation, The El-Bee Chargit Corp. and Bankers Trust
                     Company, dated December 30, 1997 (previously filed as
                     Exhibit 10(a)(i) to the Form 10/A-1 and incorporated herein by reference)
      10(a)(ii)      Series 1997-1 Supplement Among The El-Bee Receivables
                     Corporation, The El-Bee Chargit Corp. and Bankers Trust
                     Company, dated December 30, 1997 (previously filed as
                     Exhibit 10(a)(ii) to the Form 10/A-1 and incorporated herein by reference)
      10(a)(iii)     Certificate Purchase Agreement Among The El-Bee Receivables
                     Corporation, Corporate Receivables Corporation, The
                     Liquidity Providers Named Herein, CitiCorp North American,
                     Inc. and Bankers Trust Company, dated December 30, 1997
                     (previously filed as Exhibit 10(a)(iii) to the Form 10/A-1 and incorporated herein by reference)
      10(a)(iv)      Loan Agreement Among The El-Bee Receivables Corporation, The
                     El-Bee Chargit Corp., Bankers Trust Company, The Collateral
                     Investors Parties Hereto and CitiCorp North America, Inc.,
                     dated as of December 30, 1997 (previously filed as Exhibit
                     10(a)(iv) to the Form 10/A-1 and incorporated herein by
                     reference)
      10(a)(v)       Intercreditor Agreement By and Among The El-Bee Chargit
                     Corp., The Elder-Beerman Stores Corp., Bankers Trust
                     Company, CitiCorp USA, Inc., CitiCorp North America, Inc.,
                     Corporate Receivables Corporation and the Liquidity
                     Providers Named Herein, dated as of December 30, 1997
                     (previously filed as Exhibit 10(a)(v) to the Form 10/A-1 and incorporated herein by reference)
      10(a)(vi)      Parent Undertaking Agreement Among The Elder-Beerman Stores
                     Corp. and Bankers Trust Company, dated as of December 30,
                     1997 (previously filed as Exhibit 10(a)(vi) to the Form
                     10/A-1 and incorporated herein by reference)
      10(a)(vii)     Purchase Agreement (Chargit) Among The El-Bee Chargit Corp.
                     and The El-Bee Receivables Corporation, dated as of December
                     30, 1997 (previously filed as Exhibit 10(a)(vii) to the Form
                     10/A-1 and incorporated herein by reference)
      10(a)(viii)    Purchase Agreement (Elder-Beerman) Among The Elder-Beerman
                     Stores Corp. and The El-Bee Chargit Corp., dated as of
                     December 30, 1997 (previously filed as Exhibit 10(a)(viii)
                     to the Form 10/A-1 and incorporated herein by reference)
      10(a)(ix)      Subordinated Note Between The El-Bee Receivables Corporation
                     and The El-Bee Chargit Corp, dated December 30, 1997
                     (previously filed as Exhibit 10(a)(ix) to the Form 10/A-1
                     and incorporated herein by reference)

      10(b)(i)       Credit Agreement Among The Elder-Beerman Stores Corp., The
                     Lenders Party Hereto, Citibank, N.A. and CitiCorp USA, Inc.,
                     dated as of December 30, 1997 (previously filed as Exhibit
                     10(b)(i) to the Form 10/A-1 and incorporated herein by
                     reference)
      10(b)(ii)      Borrower Pledge Agreement Made by The Elder-Beerman Stores
                     Corp. to Citibank, N.A., dated December 30, 1997 (previously filed as Exhibit 10(b)(ii) to the Form 10/A-1 and
                     incorporated herein by reference)
      10(b)(iii)     Chargit Pledge Agreement Made By The El-Bee Chargit Corp. to
                     Citibank, N.A., dated December 30, 1997 (previously filed as
                     Exhibit 10(b)(iii) to the Form 10/A-1 and incorporated
                     herein by reference)
      10(b)(iv)      Security Agreement Made By The Elder-Beerman stores Corp.,
                     The El-Bee Chargit Corp., The Bee-Gee Shoe Corp. in Favor of
                     CitiCorp USA, Inc., dated December 30, 1997 (previously
                     filed as Exhibit 10(b)(iv) to the Form 10/A-1 and
                     incorporated herein by reference)
      10(b)(v)       Subsidiary Guaranty Made by The El-Bee Chargit Corp., dated
                     December 30, 1997 (previously filed as Exhibit 10(b)(v) to the Form 10/A-1 and incorporated herein by reference)
      10(b)(vi)      Subsidiary Guaranty Made by The Bee-Gee Shoe Corp., dated
                     December 30, 1997 (previously filed as Exhibit 10(b)(vi) to the Form 10/A-1 and incorporated herein by reference)
      10(b)(vii)     Form of Revolving Note (previously filed as Exhibit
                     10(b)(vii) to the Form 10/A-1 and incorporated herein by
                     reference)
      10(b)(viii)    Letter Agreement Re: Assignment of Account By and Between
                     The Elder-Beerman Stores Corp., CitiCorp USA, Inc., and
                     Bankers Trust Company, dated December 30, 1997 (previously filed as Exhibit 10(b)(viii) to the Form 10/A-1 and
                     incorporated herein by reference)
      10(c)          Form of Employment Agreement for Senior Vice Presidents
                     (previously filed as Exhibit 10(c) to the Form 10 and
                     incorporated herein by reference)
      10(d)          Form of Employment Agreement for Executive Vice Presidents
                     (previously filed as Exhibit 10(d) to the Form 10 and
                     incorporated herein by reference)
      10(f)          Form of Director Indemnification Agreement (previously filed as Exhibit 10(f) to the Form 10 and incorporated herein by reference)
      10(g)          Form of Officer Indemnification Agreement (previously filed as Exhibit 10(g) to the Form 10 and incorporated herein by reference)
      10(h)          Form of Director and Officer Indemnification Agreement
                     (previously filed as Exhibit 10(h) to the Form 10 and
                     incorporated herein by reference)
      10(i)          The Elder-Beerman Stores Corp. Equity and Performance
                     Incentive Plan, Effective December 30, 1997 (previously
                     filed as Exhibit 10(i) to the Form 10-K and incorporated
                     herein by reference)
      10(j)          Form of Restricted Stock Agreement for Non-Employee Director
                     (previously filed as Exhibit 10(j) to the Form 10 and
                     incorporated herein by reference)
      10(k)          Form of Restricted Stock Agreement (previously filed as
                     Exhibit 10(k) to the Form 10 and incorporated herein by
                     reference)
      10(l)          Form of Deferred Shares Agreement (previously filed as
                     Exhibit 10(l) to the Form 10 and incorporated herein by
                     reference)
      10(m)          Form of Nonqualified Stock Option Agreement for Non-Employee
                     Director (previously filed as Exhibit 10(m) to the Form 10 and incorporated herein by reference)
      10(n)          Form of Nonqualified Stock Option Agreement (previously
                     filed as Exhibit 10(n) to the Form 10 and incorporated
                     herein by reference)
      10(o)          Employee Stock Purchase Plan (previously filed as Exhibit
                     10(o) to the Form 10 and incorporated herein by reference)

      10(p)          Comprehensive Settlement Agreement By and Among The Debtors,
                     The ESOP and the ESOP Committee and the Shareholders of The
                     Elder-Beerman Stores Corp., dated as of December 30, 1997
                     (previously filed as Exhibit 10(p) to the Form 10-K and
                     incorporated herein by reference)
      10(q)          Tax Indemnification Agreement By and Among The Elder-Beerman
                     Stores Corp., the Direct and Indirect Subsidiaries of
                     Elder-Beerman, Beerman-Peal Holdings, Inc., The Beerman-Peal
                     Corporation, Beerman Investments, Inc., The Beerman
                     Corporation and The Individuals, Partnerships and Trusts
                     named Herein dated as of December 15, 1997 (previously filed as Exhibit 10(q) to the Form 10 and incorporated herein by reference)
      10(r)          Tax Sharing Agreement By and Among The Elder-Beerman Stores
                     Corp., The Bee-Gee Shoe Corp. and The El-Bee Chargit Corp.,
                     dated as of December 30, 1997 (previously filed as Exhibit
                     10(r) to the Form 10 and incorporated herein by reference)
      10(s)          Employment Agreement Between The Elder-Beerman Stores Corp.
                     and John A. Muskovich, dated December 30, 1997 (previously filed as Exhibit 10(s) to the Form 10-K and incorporated
                     herein by reference)
      10(t)          Amended and Restated Employment Agreement Between The
                     Elder-Beerman Stores Corp. and Frederick J. Mershad, dated
                     December 30, 1997 (previously filed as Exhibit 10(t) to the
                     Form 10-K and incorporated herein by reference)
      21             Subsidiaries of the Company*
      23(a)          Consent of Counsel (included in Exhibit 5 hereto)
      23(b)          Consent of Deloitte & Touche LLP, independent auditors for the Company
      23(c)          Consent of Deloitte & Touche LLP, independent auditors for
                     Stone & Thomas
      24             Powers of Attorney*


---------------

 * Previously filed


B.  Financial Statement Schedules

    None.

ITEM 17. UNDERTAKINGS

     (a) The undersigned registrant hereby undertakes that:

          (1) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall he deemed to be the initial bona fide offering thereof.

     (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (c) The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DAYTON, STATE OF OHIO, ON THIS 24TH DAY OF JULY, 1998.


                                          THE ELDER-BEERMAN STORES CORP.

                                          By: /s/ Scott J. Davido
                                            ------------------------------------
                                                      Scott J. Davido
                                               Senior Vice President, General
                                                           Counsel
                                                       and Secretary


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON JULY 24, 1998.


                      SIGNATURE                                              TITLE
                      ---------                                              -----

                          *                              Chairman of the Board of Directors and Chief
-----------------------------------------------------    Executive Officer (Principal Executive
                Frederick J. Mershad                     Officer)

                          *                              President, Chief Operating Officer, and Chief
-----------------------------------------------------    Financial Officer; Director
                  John A. Muskovich                      (Principal Financial Officer)

                          *                              Senior Vice President, Controller
-----------------------------------------------------    (Principal Accounting Officer)
                  Steven D. Lipton

                          *                              Director
-----------------------------------------------------
                  Stewart M. Kasen

                          *                              Director
-----------------------------------------------------
                   Steven C. Mason

                          *                              Director
-----------------------------------------------------
                Thomas J. Noonan, Jr.

                          *                              Director
-----------------------------------------------------
                   Bernard Olsoff

                          *                              Director
-----------------------------------------------------
                 Laura H. Pomerantz

                          *                              Director
-----------------------------------------------------
                    Jack A. Staph

                          *                              Director
-----------------------------------------------------
                   John J. Wiesner


* This Amendment No. 2 to the Registration Statement has been signed on behalf of the above-named directors and officers of the Company by Scott J. Davido, Senior Vice President, General Counsel and Secretary of the Company, as attorney-in-fact pursuant to a power of attorney filed with the Securities and Exchange Commission as Exhibit 24 to this Amendment No. 2 to the Registration Statement.



Dated: July 24, 1998                                     By: /s/  Scott J. Davido
                                                             ----------------------------------------------------
                                                             Scott J. Davido
                                                             Attorney-in-Fact

                                 EXHIBIT INDEX


  EXHIBIT
  NUMBER                        DESCRIPTION OF EXHIBIT
  -------                       ----------------------
1            Form of Underwriting Agreement*
2(a)         Third Amended Joint Plan of Reorganization of The
             Elder-Beerman Stores Corp. and its Subsidiaries dated
             November 17, 1997 (previously filed as Exhibit 2 to the
             Company's Form 10 filed on November 26, 1997 (the "Form
             10"), and incorporated herein by reference)
2(b)         Agreement and Plan of Merger By and Among The Elder-Beerman
             Stores Corp., The Elder-Beerman Acquisition Corp. and Stone
             & Thomas dated June 18, 1998
2(c)         First Amendment to Agreement and Plan of Merger By and Among The
             Elder-Beerman Stores Corp., The Elder-Beerman Acquisition Corp.,
             and Stone & Thomas dated July 27, 1998.
3(a)         Amended Articles of Incorporation (previously filed as
             Exhibit 3(a) to the Company's Annual Report on Form 10-K for
             the fiscal year ended January 31, 1998 (the "Form 10-K") and incorporated herein by reference)
3(b)         Amended Code of Regulations (previously filed as Exhibit
             3(b) to the Form 10 and incorporated herein by reference)
4(a)         Stock Certificate for Common Share (previously filed as
             Exhibit 4(a) to the Company's Form 10/A-1 filed on January
             23, 1998 (the "Form 10/A-1") and incorporated herein by
             reference)
4(c)         Rights Agreement By and Between The Elder-Beerman Stores
             Corp. and Norwest Bank Minnesota, N.A., dated as of December
             30, 1997 (previously filed as Exhibit 4(c) to the Form 10-K and incorporated herein by reference)
4(d)         Warrant Agreement by and Between Beerman-Peal Holdings, Inc.
             and the Elder-Beerman Stores Corp. for 249,809 Common Shares
             at a strike price of $12.80 per share dated December 30,
             1997 (previously filed as Exhibit 4(d) to the Form 10-K and incorporated herein by reference)
4(e)         Warrant Agreement by and Between Beerman-Peal Holdings, Inc.
             and the Elder-Beerman Stores Corp. for 374,713 Common Shares
             at a strike price of $14.80 per share dated December 30,
             1997 (previously filed as Exhibit 4(e) to the Form 10-K and incorporated herein by reference)
5            Opinion of Jones, Day, Reavis & Pogue
10(a)(i)     Pooling and Servicing Agreement Among The El-Bee Receivables
             Corporation, The El-Bee Chargit Corp. and Bankers Trust
             Company, dated December 30, 1997 (previously filed as
             Exhibit 10(a)(i) to the Form 10/A-1 and incorporated herein by reference)
10(a)(ii)    Series 1997-1 Supplement Among The El-Bee Receivables
             Corporation, The El-Bee Chargit Corp. and Bankers Trust
             Company, dated December 30, 1997 (previously filed as
             Exhibit 10(a)(ii) to the Form 10/A-1 and incorporated herein by reference)
10(a)(iii)   Certificate Purchase Agreement Among The El-Bee Receivables
             Corporation, Corporate Receivables Corporation, The
             Liquidity Providers Named Herein, CitiCorp North American,
             Inc. and Bankers Trust Company, dated December 30, 1997
             (previously filed as Exhibit 10(a)(iii) to the Form 10/A-1 and incorporated herein by reference)
10(a)(iv)    Loan Agreement Among The El-Bee Receivables Corporation, The
             El-Bee Chargit Corp., Bankers Trust Company, The Collateral
             Investors Parties Hereto and CitiCorp North America, Inc.,
             dated as of December 30, 1997 (previously filed as Exhibit
             10(a)(iv) to the Form 10/A-1 and incorporated herein by
             reference)
10(a)(v)     Intercreditor Agreement By and Among The El-Bee Chargit
             Corp., The Elder-Beerman Stores Corp., Bankers Trust
             Company, CitiCorp USA, Inc., CitiCorp North America, Inc.,
             Corporate Receivables Corporation and the Liquidity
             Providers Named Herein, dated as of December 30, 1997
             (previously filed as Exhibit 10(a)(v) to the Form 10/A-1 and incorporated herein by reference)

  EXHIBIT
  NUMBER                        DESCRIPTION OF EXHIBIT
  -------                       ----------------------
10(a)(vi)    Parent Undertaking Agreement Among The Elder-Beerman Stores
             Corp. and Bankers Trust Company, dated as of December 30,
             1997 (previously filed as Exhibit 10(a)(vi) to the Form
             10/A-1 and incorporated herein by reference)
10(a)(vii)   Purchase Agreement (Chargit) Among The El-Bee Chargit Corp.
             and The El-Bee Receivables Corporation, dated as of December
             30, 1997 (previously filed as Exhibit 10(a)(vii) to the Form
             10/A-1 and incorporated herein by reference)
10(a)(viii)  Purchase Agreement (Elder-Beerman) Among The Elder-Beerman
             Stores Corp. and The El-Bee Chargit Corp., dated as of
             December 30, 1997 (previously filed as Exhibit 10(a)(viii)
             to the Form 10/A-1 and incorporated herein by reference)
10(a)(ix)    Subordinated Note Between The El-Bee Receivables Corporation
             and The El-Bee Chargit Corp, dated December 30, 1997
             (previously filed as Exhibit 10(a)(ix) to the Form 10/A-1
             and incorporated herein by reference)
10(b)(i)     Credit Agreement Among The Elder-Beerman Stores Corp., The
             Lenders Party Hereto, Citibank, N.A. and CitiCorp USA, Inc.,
             dated as of December 30, 1997 (previously filed as Exhibit
             10(b)(i) to the Form 10/A-1 and incorporated herein by
             reference)
10(b)(ii)    Borrower Pledge Agreement Made by The Elder-Beerman Stores
             Corp. to Citibank, N.A., dated December 30, 1997 (previously filed as Exhibit 10(b)(ii) to the Form 10/A-1 and
             incorporated herein by reference)
10(b)(iii)   Chargit Pledge Agreement Made By The El-Bee Chargit Corp. to
             Citibank, N.A., dated December 30, 1997 (previously filed as
             Exhibit 10(b)(iii) to the Form 10/A-1 and incorporated
             herein by reference)
10(b)(iv)    Security Agreement Made By The Elder-Beerman stores Corp.,
             The El-Bee Chargit Corp., The Bee-Gee Shoe Corp. in Favor of
             CitiCorp USA, Inc., dated December 30, 1997 (previously
             filed as Exhibit 10(b)(iv) to the Form 10/A-1 and
             incorporated herein by reference)
10(b)(v)     Subsidiary Guaranty Made by The El-Bee Chargit Corp., dated
             December 30, 1997 (previously filed as Exhibit 10(b)(v) to the Form 10/A-1 and incorporated herein by reference)
10(b)(vi)    Subsidiary Guaranty Made by The Bee-Gee Shoe Corp., dated
             December 30, 1997 (previously filed as Exhibit 10(b)(vi) to the Form 10/A-1 and incorporated herein by reference)
10(b)(vii)   Form of Revolving Note (previously filed as Exhibit
             10(b)(vii) to the Form 10/A-1 and incorporated herein by
             reference)
10(b)(viii)  Letter Agreement Re: Assignment of Account By and Between
             The Elder-Beerman Stores Corp., CitiCorp USA, Inc., and
             Bankers Trust Company, dated December 30, 1997 (previously filed as Exhibit 10(b)(viii) to the Form 10/A-1 and
             incorporated herein by reference)
10(c)        Form of Employment Agreement for Senior Vice Presidents
             (previously filed as Exhibit 10(c) to the Form 10 and
             incorporated herein by reference)
10(d)        Form of Employment Agreement for Executive Vice Presidents
             (previously filed as Exhibit 10(d) to the Form 10 and
             incorporated herein by reference)
10(f)        Form of Director Indemnification Agreement (previously filed as Exhibit 10(f) to the Form 10 and incorporated herein by reference)
10(g)        Form of Officer Indemnification Agreement (previously filed as Exhibit 10(g) to the Form 10 and incorporated herein by reference)
10(h)        Form of Director and Officer Indemnification Agreement
             (previously filed as Exhibit 10(h) to the Form 10 and
             incorporated herein by reference)
10(i)        The Elder-Beerman Stores Corp. Equity and Performance
             Incentive Plan, Effective December 30, 1997 (previously
             filed as Exhibit 10(i) to the Form 10-K and incorporated
             herein by reference)

  EXHIBIT
  NUMBER                        DESCRIPTION OF EXHIBIT
  -------                       ----------------------
10(j)        Form of Restricted Stock Agreement for Non-Employee Director
             (previously filed as Exhibit 10(j) to the Form 10 and
             incorporated herein by reference)
10(k)        Form of Restricted Stock Agreement (previously filed as
             Exhibit 10(k) to the Form 10 and incorporated herein by
             reference)
10(l)        Form of Deferred Shares Agreement (previously filed as
             Exhibit 10(l) to the Form 10 and incorporated herein by
             reference)
10(m)        Form of Nonqualified Stock Option Agreement for Non-Employee
             Director (previously filed as Exhibit 10(m) to the Form 10 and incorporated herein by reference)
10(n)        Form of Nonqualified Stock Option Agreement (previously
             filed as Exhibit 10(n) to the Form 10 and incorporated
             herein by reference)
10(o)        Employee Stock Purchase Plan (previously filed as Exhibit
             10(o) to the Form 10 and incorporated herein by reference)
10(p)        Comprehensive Settlement Agreement By and Among The Debtors,
             The ESOP and the ESOP Committee and the Shareholders of The
             Elder-Beerman Stores Corp., dated as of December 30, 1997
             (previously filed as Exhibit 10(p) to the Form 10-K and
             incorporated herein by reference)
10(q)        Tax Indemnification Agreement By and Among The Elder-Beerman
             Stores Corp., the Direct and Indirect Subsidiaries of
             Elder-Beerman, Beerman-Peal Holdings, Inc., The Beerman-Peal
             Corporation, Beerman Investments, Inc., The Beerman
             Corporation and The Individuals, Partnerships and Trusts
             named Herein dated as of December 15, 1997 (previously filed as Exhibit 10(q) to the Form 10 and incorporated herein by reference)
10(r)        Tax Sharing Agreement By and Among The Elder-Beerman Stores
             Corp., The Bee-Gee Shoe Corp. and The El-Bee Chargit Corp.,
             dated as of December 30, 1997 (previously filed as Exhibit
             10(r) to the Form 10 and incorporated herein by reference)
10(s)        Employment Agreement Between The Elder-Beerman Stores Corp.
             and John A. Muskovich, dated December 30, 1997 (previously filed as Exhibit 10(s) to the Form 10-K and incorporated
             herein by reference)
10(t)        Amended and Restated Employment Agreement Between The
             Elder-Beerman Stores Corp. and Frederick J. Mershad, dated
             December 30, 1997 (previously filed as Exhibit 10(t) to the
             Form 10-K and incorporated herein by reference)
21           Subsidiaries of the Company*
23(a)        Consent of Counsel (included in Exhibit 5 hereto)
23(b)        Consent of Deloitte & Touche LLP, independent auditors for the Company
23(c)        Consent of Deloitte & Touche LLP, independent auditors for
             Stone & Thomas
24           Powers of Attorney*


---------------

 * Previously filed